UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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BOOT BARN HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement for Annual Meeting of Stockholders

July 15, 2016

Dear Fellow Boot Barn Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Boot Barn Holdings, Inc., which will be held at Boot Barn Holdings, Inc., 15345 Barranca Pkwy., Irvine, California 92618, on Wednesday, August 24, 2016, at 11:30 a.m. local time.

At the Annual Meeting, we will ask you to elect all seven members of our board of directors, ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2017 fiscal year and approve the amendment and restatement of our 2014 Equity Incentive Plan to authorize additional shares.

We have elected to provide access to the proxy materials over the internet, other than to those stockholders who requested a paper copy, under the Securities and Exchange Commission’s “notice and access” rules to reduce the environmental impact and cost of our Annual Meeting. However, if you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the internet, by telephone, or by mail, in accordance with the instructions included in the Proxy Statement.

On behalf of the board of directors, we would like to thank you for your continued interest and investment in Boot Barn Holdings, Inc.

Sincerely,

James G. Conroy

President and Chief Executive Officer

BOOT BARN HOLDINGS, INC.

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Wednesday, August 24, 2016 at 11:30 a.m. local time.

Place:	Boot Barn Holdings, Inc., 15345 Barranca Pkwy., Irvine, California 92618.

Items of Business:	(1)	To elect directors to serve until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified.

	(2)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 1, 2017.

	(3)	To approve the amendment and restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan.

	(4)	To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Adjournments and Postponements:

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date:	Holders of record of our common stock as of the close of business on June 27, 2016 will be entitled to notice of, and to vote at, the Annual Meeting.

Voting:

Your vote is very important. All stockholders as of the record date are cordially invited to attend the Annual Meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible over the Internet or by phone as instructed in the Notice of Internet Availability of Proxy Materials or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. You may vote in person at the meeting even if you have previously returned a proxy.

By Order of the board of directors,

Gregory V. Hackman Chief Financial Officer and Secretary

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about July 15, 2016.

 Important Notice Regarding the Availability of Proxy Materials for the Stockholder

 Meeting to be held on August 24, 2016.

This proxy statement and our 2016 Annual Report to Stockholders, are available at http://investor.bootbarn.com.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the proxy statement before voting.

Annual Meeting of Stockholders

Date:	Wednesday, August 24, 2016
Time:	11:30 a.m., local time
Location:	Boot Barn Holdings, Inc., 15345 Barranca Pkwy., Irvine, California 92618
Record Date:	June 27, 2016
Voting:	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote.

Proposals and Voting Recommendations

	Board Recommendation	Page
Election of Directors
Peter Starrett	For	6
Greg Bettinelli	For	6
Brad J. Brutocao	For	6
James G. Conroy	For	7
Christian B. Johnson	For	7
Brenda I. Morris	For	8
J. Frederick Simmons	For	8
Ratification of Deloitte & Touche LLP as our independent registered public accounting firm	For	21
Approval of the Amendment and Restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan	For	22

Voting Methods

You can vote in one of four ways:

Visit www.envisionreports.com/BOOT to vote VIA THE INTERNET
Call 1‑800‑652‑VOTE (8683) to vote BY TELEPHONE
Sign, date and return your proxy card in the prepaid enclosed envelope to vote BY MAIL
Attend the meeting to vote IN PERSON

To reduce our administrative and postage costs and the environmental impact of the Annual Meeting, we encourage stockholders to vote via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 5:00 p.m. Central Time on August 23, 2016. Stockholders may revoke their proxies at the times and in the manners described on page 3 of this proxy statement.

If your shares are held in “street name” through a bank, broker or other holder of record, you will receive voting instructions from the holder of record that you must follow in order for your shares to be voted. If you wish to vote in person at the meeting, you must obtain a legal proxy from the bank, broker or other holder of record that holds your shares.

BOOT BARN HOLDINGS, INC.

15345 Barranca Pkwy.

Irvine, California 92618

2016 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This Proxy Statement and the enclosed form of proxy are solicited on behalf of Boot Barn Holdings, Inc., a Delaware corporation, by our board of directors for use at the 2016 Annual Meeting of Stockholders, (referred to as the “Annual Meeting”) and any postponements or adjournments thereof. The Annual Meeting will be held at Boot Barn Holdings, Inc., 15345 Barranca Pkwy., Irvine, California 92618, on Wednesday, August 24, 2016, at 11:30 a.m. local time.

Internet Availability of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (referred to as the “SEC”) that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2016 Annual Report to most of our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2016 Annual Report, and a form of proxy card. We believe this process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

These proxy solicitation materials are being first released on or about July 15, 2016 to all stockholders entitled to vote at the meeting.

Record Date

Stockholders of record at the close of business on June 27, 2016, which we have set as the record date, are entitled to notice of and to vote at the meeting.

Number of Outstanding Shares

On the record date, there were 26,412,107 outstanding shares of our common stock, par value $0.0001 per share.

Requirements for a Quorum

The holders of a majority of the issued and outstanding shares of common stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

Votes Required for Each Proposal

Assuming that a quorum is present, directors shall be elected by a plurality of the votes cast by shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Therefore, the seven nominees who receive the greatest number of affirmative votes cast shall be elected as directors. We do not have cumulative voting rights for the election of directors.

The proposal to ratify Deloitte & Touche LLP as the independent registered public accounting firm of our Company for the fiscal year ending April 1, 2017 shall be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon.

The proposal to approve the amendment and restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan shall be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon.

The vote on each matter submitted to stockholders is tabulated separately. ComputerShare Trust Company, N.A., or a representative thereof, will tabulate the votes.

Our Board’s Recommendation for Each Proposal

Our board of directors recommends that you vote your shares:

•“FOR” each director nominee;

•“FOR” the ratification of Deloitte & Touche LLP as the independent registered public accounting firm of our Company for the fiscal year ending April 1, 2017; and

•“FOR” the approval of the amendment and restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan.

Voting Instructions

You may vote your shares by proxy by doing any one of the following: vote via the Internet at www.envisionreports.com/BOOT; call 1‑800‑652‑VOTE (8683) to vote by telephone; or sign, date and return your proxy or voting instruction card in the prepaid enclosed envelope to vote by mail. When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed.

If a proxy card is properly executed and returned and no voting specification is indicated, the shares will be voted (1) “for” the election of each of the seven nominees for director set forth in this proxy statement, (2) “for” the proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of our Company for the fiscal year ending April 1, 2017, (3) “for” the approval of the amendment and restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan, and (4) as the persons specified in the proxy deem advisable in their discretion on such other matters as may come before the meeting. As of the date of this proxy statement, we have received no notice of any such other matters.

If you attend the Annual Meeting, you may vote in person even if you have previously voted via the Internet or by phone or returned a proxy or voting instruction card by mail, and your in‑person vote will supersede any vote previously cast.

Broker Non‑Votes and Abstentions

If you are a beneficial owner of shares held in “street name” and do not provide the broker, bank, or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non‑routine matters. If the broker, bank, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non‑routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is commonly referred to as a “broker non‑vote.”

The election of directors (“Proposal 1”) is a matter considered non‑routine under applicable rules. Therefore, a broker, bank, or other nominee cannot vote without your instructions on Proposal 1; as a result, there may be broker non‑votes on Proposal 1. For your vote to be counted in the above proposal, you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting using the voting instruction form provided by your broker, bank, or other nominee.

The ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 1, 2017 (“Proposal 2”) is a matter considered routine under applicable rules. A broker, bank, or other nominee may generally vote on routine matters, and therefore no broker non‑votes are expected to exist in connection with Proposal 2.

The approval of the amendment and restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan (“Proposal 3”) is a matter considered non-routine under applicable rules. Therefore, a broker, bank, or other nominee cannot vote without your instructions on Proposal 3; as a result, there may be broker non‑votes on Proposal 3. For your vote to be counted in the above proposal, you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting using the voting instruction form provided by your broker, bank, or other nominee.

Broker non‑votes and abstentions each are counted for determining the presence of a quorum. The election of directors requires a plurality of votes cast. Neither broker non‑votes nor any withhold votes in the election of directors will have any effect thereon. With respect to the proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of our Company for the fiscal year ending April 1, 2017, because they represent shares present and entitled to vote that are not voted in favor of a proposal, abstentions have the same effect as votes “against” such proposal. With respect to the proposal to approve the amendment and restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan, because they represent shares not entitled to vote on the proposal, broker non-votes will have no effect thereon, while abstentions represent shares present and entitled to vote that are not voted in favor of a proposal and will have the same effect as votes “against” such proposal.

Revoking Proxies

Any stockholder giving a proxy may revoke the proxy at any time before its use by furnishing to us either a written notice of revocation or a duly executed proxy (via internet, telephone or mail) bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Election Inspector

We have engaged ComputerShare Trust Company, N.A. to be the election inspector. Votes cast by proxy or in person at the meeting will be tabulated by such election inspector, who will determine whether a quorum is present. The election inspector will treat broker non‑votes and abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and as described in the “Broker Non‑Votes and Abstentions” section of this proxy statement for purposes of determining the approval of any matter submitted to stockholders for a vote.

Voting Results

The final voting results from the Annual Meeting will be included in a Current Report on Form 8‑K to be filed with the SEC within four business days of the Annual Meeting.

Costs of Solicitation of Proxies

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e‑mail, without additional compensation. We do not expect to engage or pay any compensation to a third‑party proxy solicitor.

Householding

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials, and as applicable, any additional proxy materials that are delivered. A separate proxy card for each stockholder of record will be included in the printed materials. This procedure reduces our printing costs, mailing costs and fees. Upon written request, we will promptly deliver a separate copy of the Notice or, if applicable, the printed proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice or Annual Report or, if applicable, the printed proxy materials, please notify us by sending a written request to our Corporate Secretary at 15345 Barranca Pkwy., Irvine, California 92618. Street name stockholders may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Availability of our Filings with the SEC and Additional Information

Through our investor relations website, http://investor.bootbarn.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10‑K, our Quarterly Reports on Form 10‑Q, and our Current Reports on Form 8‑K, as well as Form 3, Form 4, and Form 5 reports of our directors, officers, and principal stockholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act. We will also provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10‑K for the fiscal year ended March 26, 2016 as filed with the SEC. Any exhibits listed in the Form 10‑K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our executive offices set forth in this proxy statement.

All of our SEC filings can also be accessed through the SEC’s website, http://www.sec.gov, or reviewed and copied at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. Please call (800) 732-0330 for further information on the Public Reference Room.

The common stock of the Company is listed on the NYSE, and reports and other information on the Company can be reviewed at the office of the NYSE at 11 Wall Street, New York, NY 10005.

Information Deemed Not Filed

Our 2016 Annual Report to Stockholders, which was made available to stockholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The information contained in the “Report of the Audit Committee” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Other Information

We report our results of operations on a 52‑ or 53‑week fiscal year ending on the last Saturday in March, unless April 1 is a Saturday, in which case the fiscal year ends April 1. In a 52-week fiscal year, each quarter includes thirteen weeks of operations; in a 53-week fiscal year, the first, second and third quarters each include thirteen weeks of operations and the fourth quarter includes fourteen weeks of operations. Our last three completed fiscal years ended on March 29, 2014, March 28, 2015, and March 26, 2016. We refer to our fiscal years ended March 29, 2014, March 28, 2015, and March 26, 2016 as “fiscal 2014,” “fiscal 2015” and “fiscal 2016,” respectively.

Boot Barn Holdings, Inc. was formed in Delaware on November 17, 2011 as WW Top Investment Corporation to facilitate the recapitalization with Freeman Spogli & Co., on December 12, 2011 (the “Recapitalization”). Funds affiliated with Freeman Spogli & Co. purchased shares of our common stock representing an indirect 90.4% equity interest in our then‑existing subsidiary, Boot Barn Holding Corporation. In connection with the Recapitalization, management and other investors purchased shares of our common stock and common stock of Boot Barn Holding Corporation, collectively representing an indirect 9.6% equity interest in Boot Barn Holding Corporation. On June 9, 2014, WW Holding Corporation and Boot Barn Holding Corporation were each merged with and into WW Top Investment Corporation. On June 10, 2014, the legal name of WW Top Investment Corporation was changed to Boot Barn Holdings, Inc. As used in this proxy statement, unless the context otherwise requires, references to the “Company,” “Boot Barn,” “we,” “us” and “our” refer to Boot Barn Holdings, Inc. and, where appropriate, its subsidiaries.

CORPORATE GOVERNANCE

Our Board

Our business and affairs are managed by our board of directors, which consists of seven members.

Peter Starrett Chairman of the Board Age: 68 Director since: 2011 Chairman since: 2012 Committees: Audit Compensation

Mr. Starrett has served as Chairman of the Board since 2012 and as a member of our board of directors since 2011. From May to November of 2012, Mr. Starrett served as our interim Chief Executive Officer. Mr. Starrett has over 30 years of experience in the retail industry. In 1998, Mr. Starrett founded Peter Starrett Associates, a retail advisory firm, and has served as its President since that time. From 1990 to 1998, Mr. Starrett served as the President of Warner Bros. Studio Stores Worldwide, a specialty retailer. Previously, he was Chairman and Chief Executive Officer at The Children’s Place, a specialty clothing retailer. Prior to that, he held senior executive positions at both Federated Department Stores and May Department Stores, each a department store retailer. Mr. Starrett also serves as Chairman of the board of directors of Pacific Sunwear, Inc., a clothing retailer, and serves on the boards of directors of Floor & Decor, Inc., a retailer of hard surface flooring and hhgregg, Inc., a retailer of appliances and consumer electronics. Mr. Starrett received a bachelor’s degree from the University of Denver and received a master’s degree in business administration from Harvard University. We believe that Mr. Starrett is qualified to serve on our board of directors because of his extensive experience as an officer and director of both public and private companies in the retail industry.

Greg Bettinelli Independent Director Age: 44 Director since: 2012 Committee: Audit

Mr. Bettinelli has served as a member of our board of directors since 2012. Mr. Bettinelli has over 15 years of experience in the Internet and e‑commerce industries. Since January 2014, Mr. Bettinelli has been a Partner with Upfront Ventures, a venture capital firm. From 2009 to 2013, Mr. Bettinelli was the Chief Marketing Officer for HauteLook, a leading online flash‑sale retailer. From 2008 to 2009, Mr. Bettinelli was Executive Vice President of Business Development and Strategy at Live Nation, a ticketing business. From 2003 to 2008, Mr. Bettinelli held a number of leadership positions at eBay, including Senior Director of Business Development at StubHub and Director of Event Tickets and Media. Mr. Bettinelli also serves on the board of directors of hhgregg, Inc., a retailer of appliances and consumer electronics. Mr. Bettinelli received a bachelor’s degree from the University of San Diego and a master’s degree in business administration from Pepperdine University. We believe that Mr. Bettinelli is qualified to serve on our board of directors because of his extensive experience in online retail marketing and e‑commerce.

Brad J. Brutocao Independent Director Age: 42 Director since: 2011 Committees: Compensation, Chairperson Corporate Governance and Nominating

Mr. Brutocao has served as a member of our board of directors since 2011. In 1997, Mr. Brutocao joined Freeman Spogli & Co., a private equity investment firm and a stockholder, and, in 2008, became a partner. From 1995 to 1997, Mr. Brutocao was employed by Morgan Stanley & Co. Incorporated in the Mergers and Acquisitions Group and Corporate Finance Department. Mr. Brutocao currently serves on the boards of directors of the parent entities of Arhaus LLC, a home furnishings retailer, Floor & Decor, Inc., a retailer of hard surface flooring, Plantation Products LLC, a supplier of lawn and garden consumables, and Regent Holding, a supplier of home décor and accent products. Mr. Brutocao received his bachelor’s degree from the University of California, Los Angeles. We believe that Mr. Brutocao is qualified to serve on our board of directors because of his experience managing investments in, and serving on the boards of, companies operating in the retail and consumer industries.

James G. Conroy Director Age: 46 Director since: 2012

Mr. Conroy has been a director and our President and Chief Executive Officer since 2012. Prior to joining Boot Barn, Mr. Conroy was with Claire’s Stores, Inc. from 2007 to 2012 where Mr. Conroy served as Chief Operating Officer and Interim Co‑Chief Executive Officer in 2012, President from 2009 to 2012 and Executive Vice President from 2007 to 2009. Before joining Claire’s Stores, Inc., Mr. Conroy was also employed by Blockbuster Entertainment Group from 1996 to 1998, Kurt Salmon Associates from 2003 to 2005 and Deloitte Consulting in various capacities. Mr. Conroy received a bachelor’s degree in business management and marketing and a master’s degree in business administration from Cornell University. We believe Mr. Conroy is qualified to serve on our board of directors because of his expertise in the strategic and operational aspects of the retail industry, which he has gained during his 23 years working in the industry.

Christian B. Johnson Independent Director Age: 35 Director since: 2011 Committee: Corporate Governance and Nominating, Chairperson

Mr. Johnson has served as a member of our board of directors since 2011. In 2006, Mr. Johnson joined Freeman Spogli & Co., a private equity investment firm and a stockholder, and, in January 2016, became a partner. From 2003 to 2006, Mr. Johnson was employed by Wachovia Securities (now Wells Fargo Securities) in the Leveraged Finance Group. Mr. Johnson currently serves on the boards of directors of the parent entities of First Watch Restaurants, Inc., a breakfast, brunch and lunch restaurant chain, Osprey Packs, Inc., an iconic, outdoor lifestyle brand, and Regent Holding Company, a designer and wholesaler of home décor and accent products. Mr. Johnson received his bachelor’s degree from Colgate University. We believe that Mr. Johnson is qualified to serve on our board of directors because of his experience and insights into strategic expansion opportunities, transactional structuring and debt and equity financing.

Brenda I. Morris Independent Director Age: 51 Director since: 2014 Committees: Audit, Chairperson Corporate Governance and Nominating

Ms. Morris was appointed to our board of directors in September 2014. Ms. Morris has over 30 years of experience in finance, accounting and operations roles, with over 20 years in the consumer products, retail and wholesale sectors. Ms. Morris is the Senior Vice President of Finance for Hot Topic, Inc., a fashion, gift and apparel retailer with multiple brands and almost 1,200 locations, including Hot Topic, Torrid, Lovesick and Box Lunch, which she joined in April 2015. From August 2014 until joining Hot Topic, Inc., Ms. Morris worked as an independent consultant. From 2013 to August 2014, Ms. Morris served as Chief Financial Officer for 5.11 Tactical, a tactical gear and apparel wholesaler and retailer. From 2011 to 2013, Ms. Morris was the Chief Financial Officer for Love Culture, a young women’s fashion retailer. From 2009 to 2011, Ms. Morris was the Chief Financial Officer for Icicle Seafoods, a premium seafood processor and distributor. Ms. Morris was also Chief Operating Officer and Chief Financial Officer of iFloor.com from 2007 to 2009, Chief Financial Officer at Zumiez Inc. from 2003 to 2007, Director of Finance and then Vice President/Chief Financial Officer at K2 Corporation from 1999 to 2003, Controller at Unionbay Sportswear from 1995 to 1999, Controller at Bowers Machine from 1992 to 1995 and held various senior accounting roles at UtilX Corporation from 1987 to 1992 and Wilcox Family Farms from 1984 to 1987. Ms. Morris is a graduate of Pacific Lutheran University, where she earned a bachelor’s degree in business administration with a concentration in accounting, and she earned her master’s degree in business administration from Seattle University. Ms. Morris also serves on the Board of Directors for Duluth Holdings Inc. (Nasdaq, DLTH) as well as on their Compensation Committee, joining their board in September 2015. Ms. Morris has served on the Pacific Lutheran University Board of Regents from May 2011 to present and is the past Vice-Chair of that board. Ms. Morris has served on several non-profit boards in various capacities, including Treasurer, and on an audit committee and a compensation committee. Ms. Morris is a Certified Public Accountant (inactive), Certified Management Accountant and Certified Global Management Accountant. We believe that Ms. Morris is qualified to serve on our board of directors because her extensive experience in accounting and executive management provides her with the ability to share valuable insights into financial reporting, corporate finance, transactional knowledge and operations.

J. Frederick Simmons Independent Director Age: 61 Director since: 2011 Committee: Compensation

Mr. Simmons has served as a member of our board of directors since 2011. In 1986, Mr. Simmons joined Freeman Spogli & Co., a private equity investment firm and a stockholder, and became a partner in 1991. Prior to joining Freeman Spogli & Co., Mr. Simmons was a Vice President at Bankers Trust Company, specializing in lending to leveraged buyouts. From 1978 to 1984, he held other key positions with Bankers Trust, including responsibility for middle‑market lending in Southern California and serving in the Commercial Banking Group in New York City. Mr. Simmons also serves on the board of directors of totes››Isotoner Holdings Corp., a designer, marketer and distributor of high quality branded rain products, cold weather products, footwear and related accessories and Osprey Packs, Inc., an iconic active lifestyle brand and the global leader in technical packs for outdoor, travel, cycling, running, kids and urban adventures. Mr. Simmons received his bachelor’s degree from Williams College and his master’s degree in business administration from New York University. We believe that Mr. Simmons is qualified to serve on our board of directors because of his extensive experience as a board member of numerous retail and consumer businesses and his extensive experience and insight into strategic expansion opportunities, capital markets and capitalization strategies.

Board Structure

Currently our board of directors consists of seven directors. Our amended and restated bylaws provide that our board of directors will consist of the number of directors that our board of directors may determine from time to time, up to a maximum of nine directors. Our board of directors has determined that Mr. Bettinelli, Mr. Brutocao, Mr. Johnson,

Ms. Morris, Mr. Simmons and Mr. Starrett are currently independent for the purpose of serving on our board of directors under the independence standards promulgated by the NYSE.

Board Leadership Structure

Our board of directors has no policy with respect to the separation of the offices of Chief Executive Officer and Chairman of the Board. It is the board’s view that rather than having a rigid policy, the board, with the advice and assistance of the nominating and corporate governance committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether to institute a formal policy. Currently, our leadership structure separates these roles, with Mr. Starrett serving as our Chairman of the Board and Mr. Conroy serving as our President and Chief Executive Officer. Our board believes that separating these roles provides the appropriate balance between strategy development, flow of information between management and the board of directors, and oversight of management. By segregating the roles of the Chairman and the Chief Executive Officer, we reduce any duplication of effort between the Chief Executive Officer and the Chairman. We believe this provides guidance for our board of directors, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, and other stakeholders. As Chairman, Mr. Starrett, among other responsibilities, presides over regularly scheduled meetings of the board, serves as a liaison between the directors, and performs such additional duties as our board of directors may otherwise determine and delegate. By having Mr. Starrett serve as Chairman of the Board, Mr. Conroy is better able to focus his attention on running our Company.

The Board’s Role in Risk Oversight

Our board of directors is primarily responsible for overseeing our risk management processes. Our board, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our board administers this risk management oversight function, our audit committee supports our board in discharging its oversight duties and addresses risks inherent in its area.

Board Participation

Our board of directors held five meetings in fiscal 2016. During fiscal 2016, each of our directors attended 75% or more of all of the meetings of our board of directors and of the committees on which he or she serves. We regularly schedule executive sessions in which independent directors meet without the presence or participation of management.

We encourage our directors to attend each annual meeting of stockholders. All of our directors attended the 2015 annual meeting of stockholders in person (five) or by participating by telephone (two).

Board Committees

Our board of directors has the authority to appoint committees to perform certain management and administration functions. Our board of directors has an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the board of directors.

Audit Committee

Our audit committee provides oversight of our accounting and financial reporting process, the audit of our financial statements and our internal control function. Among other matters, the audit committee is responsible for the following:

•assisting the board of directors in oversight of our independent registered public accounting firm’s qualifications, independence and performance;

•the engagement, retention, oversight, evaluation and compensation of our independent registered public accounting firm;

•reviewing the scope of the annual audit;

•reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements, including the disclosures in our annual and quarterly reports filed with the SEC;

•reviewing our risk assessment and risk management processes;

•reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;

•establishing procedures for receiving, retaining and investigating complaints received by us regarding accounting, internal accounting controls or audit matters;

•approving audit and permissible non‑audit services provided by our independent registered public accounting firm; and

•reviewing the performance of the audit committee, including compliance with its charter.

Our audit committee is comprised of Brenda I. Morris, the chair of the committee, Peter Starrett and Greg Bettinelli. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the NYSE. Our board of directors has determined that Ms. Morris is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of the NYSE. Ms. Morris, Mr. Bettinelli and Mr. Starrett are all independent directors as defined under the applicable rules and regulations of the SEC and the NYSE. Our audit committee has a written charter that sets forth the audit committee’s purpose and responsibilities. A copy of the charter is available on our website and described under “Availability of Corporate Governance Information” on page 12.

Our audit committee met four times during fiscal 2016.

Compensation Committee

Our compensation committee adopts, administers and reviews the compensation policies, plans and benefit programs for our executive officers and all other members of our executive team. Among other matters, the compensation committee is responsible for the following:

•evaluating annually the performance of our Chief Executive Officer in consultation with the board of directors;

•reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer;

•determining the compensation of our Chief Executive Officer based on its evaluation and review;

•reviewing and approving the compensation of all other executive officers;

•adopting and administering our equity compensation plans;

•making recommendations regarding non‑employee director compensation to the full board of directors;

•reviewing the performance of the compensation committee, including compliance with its charter; and

•retaining and supervising compensation consultants and other advisors to the compensation committee and evaluating independence and conflict of interest issues with respect to these advisors to ensure compliance with applicable laws and listing standards.

Our compensation committee is comprised of Brad J. Brutocao, the chair of the committee, Peter Starrett and J. Frederick Simmons. Mr. Brutocao, Mr. Starrett and Mr. Simmons are all independent directors as defined under the applicable rules and regulations of the SEC and the NYSE. The members of our compensation committee, other than

Mr. Starrett, are “non‑employee directors” within the meaning of Rule 16b‑3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Our compensation committee has a written charter that sets forth the committee’s purpose and responsibility. A copy of the charter is available on our website and described under “Availability of Corporate Governance Information” on page 12.

Our compensation committee met four times during fiscal 2016.

Nominating and Corporate Governance Committee

Our corporate governance and nominating committee is responsible for, among other things, making recommendations regarding corporate governance, the composition of our board of directors, identification, evaluation and nomination of director candidates and the structure and composition of committees of our board of directors. Among other matters, the nominating and corporate governance committee is responsible for the following:

•identifying individuals qualified to become board members;

•overseeing our corporate governance guidelines;

•approving our committee charters;

•overseeing compliance with our code of business conduct and ethics;

•contributing to succession planning;

•reviewing actual and potential conflicts of interest of our directors and officers;

•overseeing the management evaluation process;

•overseeing the board self‑evaluation process; and

•reviewing the performance of the nominating and corporate governance committee, including compliance with its charter.

Our nominating and corporate governance committee is comprised of Christian B. Johnson, the chair of the committee, Brad J. Brutocao and Brenda I. Morris. Mr. Johnson, Mr. Brutocao and Ms. Morris are all independent directors as defined under the applicable rules and regulations of the SEC and the NYSE. Our nominating and corporate governance committee has a written charter that sets forth the committee’s purpose and responsibilities. A copy of the charter is available on our website and described under “Availability of Corporate Governance Information” on page 12.

Our nominating and corporate governance committee met four times during fiscal 2016.

Identifying and Evaluating Director Candidates

Our nominating and corporate governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our board of directors. Stockholders wishing to recommend director candidates for consideration by the nominating and corporate governance committee may do so by writing to the Corporate Secretary at 15345 Barranca Pkwy., Irvine, California 92618, and giving the recommended nominee’s name, biographical data and qualifications, accompanied by the written consent of the recommended nominee.

The evaluation process for director nominees who are recommended by our stockholders is the same as for any other nominee and is based on numerous factors that our nominating and corporate governance committee considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity reflecting ethnic background, gender and professional experience, and the extent to which the nominee would fill a present need on our board of directors.

Board Diversity

While we do not have a formal policy outlining the diversity standards to be considered when evaluating director candidates, our objective is to foster diversity of thought on our board of directors. To accomplish that objective, the nominating and corporate governance committee considers ethnic and gender diversity, as well as differences in perspective, professional experience, education, skill, and other qualities in the context of the needs of our board of directors. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis prohibited by law. The nominating and corporate governance committee evaluates its effectiveness in achieving diversity on the board of directors through its annual review of board member composition.

Availability of Corporate Governance Information

Our board of directors has adopted charters for our audit, compensation, and nominating and corporate governance committees describing the authority and responsibilities delegated to the committee by our board of directors. Our board of directors has also adopted corporate governance guidelines and a code of business conduct and ethics that applies to all of our employees, including our executive officers and directors, and those employees responsible for financial reporting. As required under the applicable rules and regulations of the SEC and the NYSE, our code of business conduct and ethics addresses, among other things, conflicts of interest, public disclosure, corporate opportunities, confidentiality, fair dealing, protection and proper use of listed Company assets, compliance with laws, rules and regulations, whistleblowing and enforcement provisions. Any waiver of our code of business conduct and ethics with regard to a director or executive officer may only be authorized by our board of directors or the audit committee. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by applicable SEC or NYSE rules. We post on our website, at http://investor.bootbarn.com, the charters of our audit, compensation, and nominating and corporate governance committees and our corporate governance guidelines and the code of business conduct and ethics referenced above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on or accessible through our website into this proxy statement. These documents are also available in print to any stockholder requesting a copy in writing from our Corporate Secretary at 15345 Barranca Pkwy., Irvine, California 92618.

Communications with our Board of Directors

Stockholders and other interested parties wishing to communicate with our board of directors or with an individual member of our board of directors may do so by writing to our board of directors or to the particular member of our board of directors, and mailing the correspondence to our Corporate Secretary at 15345 Barranca Pkwy., Irvine, California 92618.

All such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

Our Nominating and Corporate Governance Committee recommended, and the board of directors nominated:

•Greg Bettinelli

•Brad J. Brutocao

•James G. Conroy

•Christian B. Johnson

•Brenda I. Morris

•J. Frederick Simmons

•Peter Starrett

as nominees for election as members of our board of directors. Each nominee is presently a director of our Company and has consented to serve a one‑year term if elected, concluding at the 2017 annual meeting of stockholders. Biographical information about each of our directors, including the nominees, is contained in the section above. At the Annual Meeting, seven directors will be elected to our board of directors.

Required Vote

The seven nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” each of these seven nominees.

Recommendation of the Board

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE ABOVE‑NAMED NOMINEES.

DIRECTOR COMPENSATION

In connection with our initial public offering in October 2014, our board of directors approved a compensation policy for our directors who are not our employees and who are not affiliated with Freeman Spogli & Co. (“Outside Directors”). Under this policy, Outside Directors receive an annual cash retainer of $40,000, payable quarterly, and reimbursement of expenses relating to attendance at board and board committee meetings. In addition, the chairperson of our board of directors, if an Outside Director, receives an additional annual cash retainer of $25,000 and the chairperson of our audit committee, if an Outside Director, receives an additional annual cash retainer of $15,000, payable quarterly.

In addition to the cash compensation discussed above, beginning in fiscal 2017, we currently grant under our 2014 Equity Incentive Plan shares of our common stock with a value of $50,000 to each of our Outside Directors in the month of May. These shares will be subject to forfeiture provisions that will lapse on the first anniversary of the date of grant subject to continued service as a member of our board of directors. The grants for fiscal 2017 were made in May 2016.

Our board of directors recognizes that stock ownership by directors may strengthen their commitment to the long‑term future of our Company and further align their interests with those of our stockholders. Accordingly, our Outside Directors are encouraged to own shares of our common stock (including shares owned outright, unvested shares, and stock options or other equity grants) having a value over time of at least three times their annual cash retainer until he/she leaves the board.

Director Compensation Table

The following table sets forth a summary of the compensation paid to our Outside Directors in fiscal 2016.

	Fees Earned or			All Other
Name	Paid in Cash	Share Awards	Option Awards	Compensation	Total
Greg Bettinelli	$40,000	$-	$-	$-	$40,000
Brenda Morris	55,000	-	-	-	55,000
Peter Starrett	65,000	-	-	-	65,000

The following table lists all outstanding equity awards held by our directors as of March 26, 2016.

Name	Date of Grant	Number of Shares Underlying Option	Exercise Price	Option Expiration Date

Greg Bettinelli	1/27/2012	29,445	$2.00	1/27/2022
(all options)	1/27/2012	19,630	4.00	1/27/2022
	1/27/2012	29,445	6.00	1/27/2022
	1/27/2012	19,630	8.00	1/27/2022

Peter Starrett	1/27/2012	58,875	2.00	1/27/2022
(all options)	1/27/2012	39,250	4.00	1/27/2022
	1/27/2012	58,875	6.00	1/27/2022
	1/27/2012	39,250	8.00	1/27/2022
	12/21/2012	59,780	5.47	12/21/2022
	12/21/2012	14,945	7.47	12/21/2022
	12/21/2012	59,780	9.21	12/21/2022
	12/21/2012	14,945	11.21	12/21/2022

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of July 1, 2016:

Name	Age	Position
James G. Conroy	46	President, Chief Executive Officer and Director
Gregory V. Hackman	54	Chief Financial Officer and Secretary
Laurie Grijalva	58	Chief Merchandising Officer

James G. Conroy.  Mr. Conroy has been a director and our President and Chief Executive Officer since 2012. Prior to joining Boot Barn, Mr. Conroy was with Claire’s Stores, Inc. from 2007 to 2012 where Mr. Conroy served as Chief Operating Officer and Interim Co‑Chief Executive Officer in 2012, President from 2009 to 2012 and Executive Vice President from 2007 to 2009. Before joining Claire’s Stores, Inc., Mr. Conroy was also employed by Blockbuster Entertainment Group from 1996 to 1998, Kurt Salmon Associates from 2003 to 2005 and Deloitte Consulting in various capacities. Mr. Conroy received a bachelor’s degree in business management and marketing and a master’s degree in business administration from Cornell University. We believe Mr. Conroy is qualified to serve on our board of directors because of his expertise in the strategic and operational aspects of the retail industry, which he has gained during his 23 years working in the industry.

Gregory V. Hackman.  Mr. Hackman has been our Chief Financial Officer and Secretary since January 2015. Prior to joining Boot Barn, Mr. Hackman was with Claire’s Stores, Inc. from 2008 to 2015 where Mr. Hackman served as Vice President of Finance and Global Controller. Before joining Claire’s Stores, Inc., Mr. Hackman served in a variety of financial roles, first at the May Department Stores Company, Inc. and then at Macy’s, Inc., for more than 20 years with responsibilities including financial planning, reporting and analysis, expense planning and payroll. Mr. Hackman also has experience in public accounting. Mr. Hackman received a B.S.B.A. from the University of Missouri.

Laurie Grijalva.  Ms. Grijalva has been our Chief Merchandising Officer since July 2014. From 2004 through July 2014, she was our Vice President of Buying and Merchandising. Ms. Grijalva joined Boot Barn in 1993 as Senior Merchant and has served in a variety of capacities since that time. Prior to joining Boot Barn, Ms. Grijalva was employed by LeRoy Knitted Sportswear, Grunewald Marx Apparel and Shelley’s Tall Girl Shops.

Each of our executive officers serves at the discretion of our board of directors (subject to the terms of their respective employment agreements described below) and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Compensation Committee Interlocks and Insider Participation

During fiscal 2016, our compensation committee was comprised of Brad J. Brutocao, Peter Starrett and J. Frederick Simmons. None of these individuals had any contractual or other relationships with us during such fiscal year except as directors, nor have any of these individuals ever been an officer or employee of our company.

None of our executive officers currently serves, or in the past year has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers for fiscal 2016, 2015 and 2014.

Name and Principal Position	Fiscal Year	Salary	Bonus (2)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation (3)	Non-Qualified Deferred Compensation Earnings	All Other Compensation (4)	Total
James G. Conroy	2016	$663,462	$-	$224,998	$614,062	$947,504	$-	$12,053	$2,462,079
President, Chief Executive Officer and Director	2015	625,000	239,200	-	726,618	419,368	-	618,163	2,628,349
	2014	438,461	-	-	-	-	-	10,400	448,861

Gregory V. Hackman	2016	325,000	-	24,987	68,230	41,794	-	76,863	536,874
Chief Financial Officer and Secretary (1)	2015	43,750	50,000	-	709,730	-	-	-	803,480

Laurie Grijalva	2016	296,154	-	54,989	150,105	96,725	-	14,355	612,328
Chief Merchandising Officer	2015	277,500	189,250	-	-	75,033	-	32,155	573,938
	2014	233,462	-	-	-	85,735	-	27,585	346,782

(1)Mr. Hackman joined the Company in January 2015 and therefore no compensation is shown for fiscal 2014.

(2)The fiscal 2015 bonus for Mr. Conroy and Ms. Grijalva consists of the special bonus payout that was made in April 2014 in preparation for the Company’s initial public offering. The fiscal 2015 bonus for Mr. Hackman consists of his signing bonus paid at the commencement of his employment by the Company.

(3)Non‑Equity Incentive Plan Compensation represents the cash performance‑based bonus paid to the named executive officers pursuant to the achievement of certain Company and individual performance objectives.

(4)All Other Compensation for fiscal 2016 consisted of the following:

	401(k) Match	Payout of Accrued Vacation	Health Benefits	Relocation Payment	Total
James G. Conroy	$10,600	$-	$1,453	$-	$12,053
Gregory V. Hackman	-	-	-	76,863	76,863
Laurie Grijalva	10,600	2,369	1,386	-	14,355

Salaries and non‑equity incentive awards

Our compensation committee assesses salary recommendations made by our senior management after reviewing those recommendations alongside our performance and financial condition for the fiscal year and carefully evaluating each executive officer’s performance during the fiscal year, subject to the requirements set forth in any applicable employment agreement. Our compensation committee also establishes an annual incentive bonus program designed to reward our senior executives for achieving targeted amounts of a variation of Adjusted EBITDA set at the beginning of the fiscal year, as well as additional individual performance goals in the case of one of our senior executives. Regardless of any bonus criteria set forth in their employment agreements, our compensation committee, with the consent of Messrs. Conroy and Hackman, determined that the annual incentive bonus for fiscal 2015 for Messrs. Conroy and Hackman would be based entirely on the achievement of the variation of Adjusted EBITDA target set by our compensation committee at the beginning of the fiscal year. If that target was achieved, Mr. Conroy and Mr. Hackman would be awarded bonuses equal to 75% and 50%, respectively, of their base salaries, and if that target were exceeded, then their bonuses would be increased, as a percentage of their base salary, on a sliding scale based on the amount by which the target was exceeded, up to 150% and 100%, respectively, of their base salaries. The annual incentive bonus for fiscal 2015 for Ms. Grijalva was based on the achievement of targets more closely related to individual performance, which consisted of a merchandise margin target and sales targets for our private brands, in addition to that variation of Adjusted EBITDA target, in each case set by our board of directors at the beginning of fiscal 2015. Each of these three bonus components was weighted equally with respect to the determination of Ms. Grijalva’s total target bonus amount of 30% of her base salary. In addition, if the Adjusted EBITDA target or the merchandise margin target was exceeded, then the portion of her bonus based on that target, in each case consisting of 10%

of her base salary if the target was met, would be increased on a sliding scale based on the amount by which the target was exceeded, up to a maximum amount in each case of 20% of her base salary. No corresponding additional bonus was possible with respect to the bonus component based on sales targets set for our private brands, and therefore the maximum aggregate bonus available to Ms. Grijalva for fiscal 2015 was 50% of her base salary.

Based on the foregoing and fiscal 2015 results, Mr. Conroy and Mr. Hackman received bonuses equal to 111.5% and 12.9%, respectively, of their fiscal 2015 base salaries. Based on the foregoing and fiscal 2015 results, Ms. Grijalva received a bonus equal to 35.2% of her fiscal 2015 base salary.

Employment agreements

The following descriptions of the employment agreements that we have entered into with Messrs. Conroy, Hackman and Ms. Grijalva are summaries only.

James G. Conroy

We entered into an employment agreement with Mr. Conroy on November 12, 2012 pursuant to which Mr. Conroy serves as our President and Chief Executive Officer (the “Employment Agreement”). This agreement was amended as of April 7, 2015 (the “Amended Agreement”).

Employment Agreement.  Mr. Conroy’s Employment Agreement provided him with a base salary of $600,000 per year. He was also eligible to receive a bonus of 60% of his base salary each year if we achieved our budget, with the opportunity to receive a maximum aggregate bonus of up to 120% of his base salary if we achieved additional performance targets established by our compensation committee. His fiscal 2014 bonus that was paid in fiscal 2015 was based on achieving a budgeted variation of Adjusted EBITDA, with the opportunity to earn an additional bonus based on any amount by which that budget was exceeded. Mr. Conroy’s fiscal 2014 bonus totaled 70% of his base salary and was paid in fiscal 2015.

Amended Agreement.  Mr. Conroy’s Amended Agreement has a term of three years, after which it will automatically renew each year for successive one‑year terms unless either party provides written notice of non‑renewal or his employment is otherwise terminated, in each case pursuant to the terms of his employment agreement.

Beginning in fiscal 2015, Mr. Conroy is entitled to a base salary of $625,000 per year. He is also eligible to receive a bonus of 75% of his base salary each year if we achieve our budget, with the opportunity to receive a maximum aggregate bonus of up to 150% of his base salary if we achieve additional performance targets established by our compensation committee. This employment arrangement was formalized in an Amended Agreement dated April 7, 2015. Pursuant to this agreement, Mr. Conroy participates in our health and welfare benefit plans that are generally available to our executives. Additionally, Mr. Conroy was granted a merit increase by the compensation committee on June 21, 2015 and June 3, 2016, increasing his base salary to $675,000 and $700,000, respectively. Along with the increase in Mr. Conroy’s base salary to $700,000, he is also eligible to receive a bonus of 100% of his base salary each year if we achieve our budget, with the opportunity to receive a maximum aggregate bonus of up to 200% of his base salary if we achieve additional performance targets established by our compensation committee. His fiscal 2015 bonus that was paid in fiscal 2016 was based on achieving a budgeted variation of Adjusted EBITDA, with the opportunity to earn an additional bonus based on any amount by which that budget was exceeded, as described above. Mr. Conroy’s fiscal 2015 bonus totaled 111.5% of his base salary and was paid in fiscal 2016.

If we terminate Mr. Conroy’s employment without “Cause” or if he resigns for “Good Reason” (as those terms are defined in the Amended Agreement) or if we provide Mr. Conroy with notice of non‑renewal, Mr. Conroy is entitled to receive, subject to his execution of a valid release of claims, severance pay equal to his base salary for a period of 12 months, an amount equal to 75% of his base salary payable on the sixtieth day following his date of termination, and any accrued but unpaid bonus relating to the fiscal year ended prior to his termination that would have been paid if he had remained employed as of the scheduled payment date for such bonus (the “Accrued Bonus”). In addition, if he timely elects COBRA health benefits coverage, Mr. Conroy shall be entitled to receive up to 12 monthly payments, each equal to the portion of the premium paid by us for COBRA coverage for active senior executives immediately prior to the termination date (the “Health Severance”). If Mr. Conroy’s employment is terminated without Cause, or if he resigns for Good Reason or if we provide Mr. Conroy with notice of non‑renewal within one year following, or three months preceding, a “Change of Control” (as such term is defined in the Amended Agreement), Mr. Conroy is entitled to receive the Health Severance and, subject to his execution of a valid release of claims and in lieu of the severance benefits described above, severance pay equal to his base salary for a period of 24 months, an amount equal to 150% of his base salary payable on the sixtieth day following his date of termination, and any Accrued Bonus. In addition, all of his unvested equity awards will immediately vest on his date of termination and become exercisable in accordance with their terms (“Accelerated Vesting”). If any amounts payable to Mr. Conroy pursuant to the Amended Agreement, taken together with any amounts or benefits otherwise payable to him by us and any other person or entity required to be aggregated with us for purposes of Section 280G of the Code, under any other plan, agreement, or arrangement (the “Covered Payments”), would be an “excess parachute payment” as defined in Section 280G of the Code and subject Mr. Conroy to the excise tax imposed under Section 4999 of the Code, and Mr. Conroy would receive a greater net after tax benefit by limiting the amount of such Covered Payments, then the Amended Agreement requires us to reduce the aggregate value of all Covered Payments to an amount equal to 2.99 times Mr. Conroy’s average annual compensation as calculated in accordance with Section 280G of the Code. If Mr. Conroy’s employment is terminated due to his death, his personal representatives or heirs are entitled to receive, subject to execution of a valid release of claims, Accelerated Vesting, if applicable.

Gregory V. Hackman

We entered into an employment agreement with Mr. Hackman on January 8, 2015 pursuant to which Mr. Hackman serves as our Chief Financial Officer. Mr. Hackman’s employment agreement had a term of one year, after which it automatically renews each year for successive one‑year terms unless either party provides written notice of non‑renewal or his employment is otherwise terminated, in each case pursuant to the terms of his employment agreement.

Mr. Hackman’s employment agreement provides him with a base salary of $325,000 per year. He is also eligible to receive a bonus of 50% of his base salary each year if we achieve our budget and Mr. Hackman meets certain performance objectives, with the opportunity to receive a maximum aggregate bonus of up to 100% of his base salary if we achieve additional performance targets established by our compensation committee. Mr. Hackman also received stock options to purchase 100,000 shares of our stock, at an exercise price equal to the fair market value of such shares on the grant date. Subject to the terms of the Company’s 2014 Equity Incentive Plan, Mr. Hackman’s stock options will vest at a rate of 20% per year on the first five anniversaries of the grant date. Additionally, Mr. Hackman was granted a merit increase by the compensation committee on June 3, 2016, increasing his base salary to $333,000. Along with the increase in Mr. Hackman’s base salary to $333,000, he is also eligible to receive a bonus of 50% of his base salary each year if we achieve our budget, with the opportunity to receive a maximum aggregate bonus of up to 100% of his base salary if we achieve additional performance targets established by our compensation committee. Mr. Hackman was not employed by the Company during fiscal 2014, and therefore he was not eligible for or paid a fiscal 2014 bonus in fiscal 2015. However, his fiscal 2015 bonus paid in fiscal 2016 was based on achieving a budgeted variation of Adjusted EBITDA, with the opportunity to earn an additional bonus based on any amount by which that budget was exceeded, as described above. Mr. Hackman’s fiscal 2015 bonus totaled 12.9% of his base salary and was paid in fiscal 2016. In addition, Mr. Hackman is eligible to participate in the benefit plans of Boot Barn, Inc. provided to other senior executives.

If we terminate Mr. Hackman’s employment without “Cause”, if he resigns for “Good Reason” (as those terms are defined in his employment agreement), or if we provide notice of non-renewal, he is entitled to receive, subject to his execution of a valid release of claims, severance pay equal to his base salary for a period of 12 months and a prorated bonus based on the bonus he would have received for the fiscal year to which the bonus relates.

Laurie Grijalva

Ms. Grijalva was not party to a written employment agreement in fiscal 2014, but her compensation arrangements for that fiscal year and fiscal 2015 were formalized in an employment agreement, effective May 11, 2014 and amended on July 2, 2014.

Ms. Grijalva’s employment agreement provides her with a base salary of $275,000 per year. She is eligible to participate in our bonus plan, and her potential target bonus compensation is 30% of her base salary each year, based upon meeting goals (including targets based on individual performance and a budgeted variation of Adjusted EBITDA) established by us, with the opportunity to earn an additional bonus based on any amount by which certain targets are exceeded, as described above. Additionally, Ms. Grijalva was granted a merit increase by the Company’s Compensation Committee on May 22, 2015 and June 3, 2016, increasing her base salary to $302,500 and $310,000, respectively. Along with the increase in Ms. Grijalva’s base salary to $302,500 and subsequently to $310,000, she is also eligible to receive a bonus of 40% of her base salary each year if we achieve our budget. In fiscal 2015, Ms. Grijalva was paid a fiscal 2014 bonus totaling 32% of her base salary. Ms. Grijalva’s fiscal 2015 bonus totaled 35.2% of her base salary and was paid in fiscal 2016. Ms. Grijalva is eligible to participate in our sponsored health and welfare benefit plans available to other similarly situated officers of the Company. Ms. Grijalva receives reimbursement for reasonable business expenses of the type authorized by the Company.

If we terminate Ms. Grijalva’s employment without “Cause” (as defined in her employment agreement), then she is entitled to receive, subject to her execution of a valid release of claims, severance pay equal to her base salary for a period of six months.

Restrictive covenants

Each of our named executive officers is subject to certain non‑solicitation restrictions while employed and after termination of employment. In addition, each of our named executive officers is subject to confidentiality and non‑disparagement obligations.

Outstanding Equity Awards at Fiscal Year‑End

The following table provides information regarding outstanding equity awards held by our named executive officers as of March 26, 2016.

			Option Awards			Stock Awards (1)
Name	Number of securities underlying unexercised options (#) exerciseable	Number of securities underlying unexercised options (#) unexerciseable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Shares/units not vested (#)	Market value of units not vested ($)
James G. Conroy	59,790	119,580	-	5.47	12/21/2022	-	-
	3,080	-	-	7.47	12/21/2022	-	-
	119,580	119,580	-	9.21	12/21/2022	-	-
	59,790	-	-	11.21	12/21/2022	-	-
	-	-	99,650	16.00	10/29/2022	-	-
	-	58,553	-	28.82	6/9/2023	-	-
						7,807	72,917

Gregory V. Hackman	20,000	80,000	-	19.30	1/26/2023	-	-
	-	6,506	-	28.82	6/9/2023	-	-
						867	8,098

Laurie Grijalva	19,625	19,625	-	2.00	1/27/2022	-	-
	39,250	19,625	-	6.00	1/27/2022	-	-
	39,250	-	-	8.00	1/27/2022	-	-
	-	14,313	-	28.82	6/9/2023	-	-
						1,908	17,821

(1)	The restricted stock units held by the named executive officers as of March 26, 2016 were granted on June 9, 2015 and vest equally over a five year period.

EQUITY COMPENSATION PLAN INFORMATION

As of March 26, 2016, the following table shows the number of securities to be issued upon exercise of outstanding equity awards under our equity compensation plans.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Equity Awards (a)	Weighted-Average Exercise Price of Outstanding Equity Awards (b) (3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders (1)	561,475	$22.16	1,038,525
Equity Compensation Plans Not Approved by Stockholders (2)	1,970,800	$6.90	173,225
Total	2,532,275	$9.87	1,211,750

(1)	Represents our 2014 Equity Incentive Plan.
(2)	Represents our 2011 Equity Incentive Plan.
(3)	The weighted-average exercise price presented is the weighted-average exercise price of vested and unvested options and excludes restricted stock units.

REPORT OF THE AUDIT COMMITTEE

The board of directors has appointed an Audit Committee consisting of Brenda I. Morris, the chair of the committee, Peter Starrett and Greg Bettinelli. All of the members of the committee are “independent” directors, as defined under the applicable rules of the SEC and NYSE and meet the requirements for financial literacy under the applicable rules of the NYSE. Our board of directors has determined that Brenda I. Morris is an “audit committee financial expert” within the meaning of SEC regulations. In arriving at this determination, the board has examined each Audit Committee member’s scope of experience in financial roles and the nature of their employment.

The purpose of the Audit Committee is to provide oversight of the Company’s accounting and financial reporting processes, the audits of the financial statements of the Company and the Company’s compliance with applicable legal requirements and regulations. The primary responsibilities of the committee include reviewing and pre‑approving the engagement of our independent registered public accounting firm, reviewing our annual and quarterly financial statements and reports, discussing the statements and reports with our independent registered public accounting firm and management, and reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Our board of directors has adopted a written charter for our audit committee, available at http://investor.bootbarn.com that reflects, among other things, requirements of the Sarbanes‑Oxley Act of 2002, rules adopted by the SEC, and rules of NYSE. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on or accessible through our website into this proxy statement.

In fulfilling its oversight responsibilities, the committee reviewed and discussed with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, the audited financial statements at March 26, 2016 and March 28, 2015 and for each of the years in the three‑year period ended March 26, 2016. The committee discussed with Deloitte the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees, and other applicable regulations. This included a discussion of Deloitte’s judgments as to the quality, not just the acceptability, of our Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from Deloitte, written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence. The committee and Deloitte also discussed Deloitte’s independence from management and our Company, including the matters covered by the written disclosures and letter provided by Deloitte.

The committee discussed with Deloitte the overall scope and plans for its audit. The committee meets with Deloitte, with and without management present, to discuss the results of Deloitte’s examinations, its evaluations of our Company, the internal controls, and the overall quality of the financial reporting. The committee held four meetings during fiscal 2016.

Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Annual Report on Form 10‑K for the fiscal year ended March 26, 2016 for filing with the Securities and Exchange Commission.

The report has been furnished by the Audit Committee to our board of directors.

Brenda I. Morris, Chairperson Greg Bettinelli Peter Starrett

The information contained in the “Report of the Audit Committee” is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit the consolidated financial statements of our Company for the fiscal year ending April 1, 2017, and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the audit committee will reconsider its selection. We anticipate that representatives of Deloitte will be present at the annual meeting of stockholders, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Aggregate fees billed to our Company for the fiscal years ended March 26, 2016 and March 28, 2015 by Deloitte, our independent registered public accounting firm, are as follows:

	March 26, 2016	March 28, 2015
Audit fees (1)	$601,546	$1,565,582
Audit-related fees (2)	328,147	240,491
Tax fees (3)	348,861	176,134
All other fees	-	-
Total	$1,278,554	$1,982,207

(1)Audit fees include (i) fees associated with the audits of our consolidated financial statements, (ii) reviews of our interim quarterly consolidated financial statements, and (iii) other items related to Securities and Exchange Commission matters.

(2)Audit‑related fees include services provided in connection with acquisition activity and a secondary offering.

(3)Tax fees consist primarily of tax consultation services.

Audit Committee Pre‑Approval Policies and Procedures

Our audit committee has adopted policies and procedures for the pre‑approval of audit services, internal control‑related services and permitted non‑audit services rendered by our independent registered public accounting firm. Pre‑approval may also be given as part of our audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, case‑by‑case basis before the independent registered public accounting firm is engaged to provide each service.

All of the services provided by Deloitte described above were approved by our audit committee pursuant to our audit committee’s pre‑approval policies.

Vote Required

Ratification of the appointment of Deloitte to audit the consolidated financial statements of our Company for the fiscal year ending April 1, 2017 will require the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY FOR THE FISCAL YEAR ENDING APRIL 1, 2017.

PROPOSAL 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE BOOT BARN HOLDINGS, INC. 2014 EQUITY INCENTIVE PLAN

On July 15, 2016, our board of directors adopted, subject to stockholder approval, the amendment and restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan from 1,600,000 shares (of which 367,147 shares remain available as of July 15, 2016) to 3,600,000 shares.

We are seeking stockholder approval of the amendment and restatement of the Plan in order to satisfy certain legal requirements, including requirements under the rules of the NYSE. In addition, by obtaining stockholder approval of the amendment and restatement of the Plan and the material terms of the performance goals therein, we will preserve our ability to claim tax deductions for compensation paid, to the greatest extent practicable, and permit designated stock options to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”), which can give the holder more favorable tax treatment, as explained below.

The Plan provides for the grant of incentive stock options and nonstatutory stock options, stock appreciation rights, restricted stock and stock unit awards, performance units, stock grants, qualified performance-based awards and other stock or stock-based awards, which we collectively refer to as “awards”. Directors, officers and other employees of the Company and our subsidiaries and commonly controlled affiliates, as well as others performing consulting or advisory services for us, are eligible for grants under the Plan. The purpose of the Plan is to provide incentives that will attract, retain and motivate highly competent directors, officers, employees and consultants to promote the success of our business.

The Plan was approved by our board of directors in 2014 and became effective upon the completion of our initial public offering. The Plan originally authorized 1,600,000 shares of common stock for issuance pursuant to awards under the plan. As of July 15, 2016 , there were 367,147 shares available for grant for future awards under the Plan. Our board of directors believes that this number of shares currently available for grant under the Plan is not sufficient in view of our compensation structure and strategy.

Based on our historic and anticipated practices, our board of directors believes that the availability of the additional 2,000,000 shares will ensure that we continue to have a sufficient number of shares authorized for issuance under the Plan for several years. The board of directors therefore believes that it is appropriate at this time to amend the Plan in order to reserve and make available for issuance 2,000,000 additional shares.

In addition to asking stockholders to approve the amendments to the Plan described herein, the stockholders are also being asked to approve the material terms of the performance goals that may be used in granting performance-based awards under the Plan that are intended to satisfy the requirements for the “performance-based compensation exception” under Section 162(m) of the Code.

Section 162(m) of the Code limits the deductions a publicly held company can claim for compensation in excess of $1.0 million in a given year paid to the chief executive officer or any of the three highest-paid officers, other than the chief executive officer and chief financial officer, in either case serving on the last day of the fiscal year. An exception to this deduction limitation may be available for certain awards granted during a limited time period following a company’s initial public offering under compensation plans that were in existence prior to the company becoming publicly held, as defined under Section 162(m) regulations. We are currently eligible to use this exception. Another exception, not limited to this time period, is available for “performance-based compensation.” “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. One of these requirements is that the material terms of the performance goals must be approved by stockholders. For this purpose, the material terms include: (i) the employees eligible to receive the performance-based compensation; (ii) the business criteria on which the performance goals are based; and (iii) the limit on the amount of compensation that could be paid to any employee, each as set forth below.

Although we are currently in the post-IPO transition period, we believe that it is in our and our stockholders’ best interests to obtain stockholder approval of the material terms of the performance goals under the Plan, as required for purposes of the performance-based compensation exception. Even though we are seeking stockholder approval for purposes of Section 162(m) of the Code, awards may be made under the Plan which do not qualify for the performance-based compensation exception, and the compensation committee of the board of directors retains full discretion to determine whether or not a particular award is intended to qualify as performance-based compensation under Section 162(m) of the Code.

The principal features of the amended and restated Plan are described below. The description below is qualified in its entirety by reference to the complete text of the amended and restated Plan annexed hereto as Annex A. The increased number of shares of common stock reserved for issuance under the Plan will not become effective unless stockholder approval is obtained at the Annual Meeting. In addition, if the amended and restated Plan is not approved, then the Company may not have the ability to grant awards that are exempt from the deduction limitations of Section 162(m) of the Code by reason of the performance-based compensation exception.

Administration

The Plan is administered by the compensation committee of the board of directors. The board of directors itself may also exercise any of the powers and responsibilities under the Plan. Subject to the terms of the Plan, the plan administrator will select the recipients of awards and determine, among other things:

•	the number of shares of common stock covered by the awards and the dates upon which such awards shall become exercisable or any restrictions lapse, as applicable;

•	the type of award and the exercise or purchase price and method of payment for each such award;

•	the vesting period for awards, risks of forfeiture and any potential acceleration of vesting or lapses in risks of forfeiture; and

•	the duration of awards.

All decisions, determinations and interpretations by the compensation committee with respect to the Plan and the terms and conditions of or operation of any award are final and binding on all participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any award.

Available shares

The aggregate number of shares of our common stock which may be issued or transferred under the Plan shall be equal to the sum of the following: (i) 2,000,000 shares, plus (ii) the number of shares of common stock subject to outstanding awards under the plan on August 24, 2016, plus (iii) the number of shares of Stock remaining available for issuance under the Plan but not subject to previously exercised, vested or paid awards as of August 24, 2016; provided that in no event shall the maximum aggregate numbers of shares that may be issued or transferred under the Plan exceed 3,600,000 shares. These shares may be either authorized and unissued shares of our common stock or shares of common stock held in or acquired for our treasury. In general, if awards under the Plan are for any reason canceled, or expire or terminate unexercised, the number of shares covered by such awards will again be available for the grant of awards under the Plan. In addition, (i) shares used to pay the exercise price of a stock option and (ii) shares delivered to or withheld by us to pay the withholding taxes related to an award do not count as issued under the Plan and will therefore again be available for the grant of future awards. The maximum number of shares of common stock (or, in the case of cash-settled awards, the stock equivalent based on the fair market value at the grant date) that may be subject to awards granted to any one participant during a calendar year shall be 500,000 or, in the case of a director, 10,000.

Adjustment for corporate actions

In the event of any change in the outstanding shares of common stock as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar distribution with respect to the shares of common stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the Plan, (ii) the numbers and kinds of shares or other securities subject to then outstanding awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding stock options or SARs (without change in the aggregate purchase price as to which such stock options or SARs remain exercisable) and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. Any such adjustment in awards will be determined and made by the compensation committee in its sole discretion.

Eligibility for participation

Members of our board of directors, as well as employees of, and consultants to, us or any of our subsidiaries and affiliates are eligible to receive awards under the Plan. The selection of participants is within the sole discretion of the compensation committee.

Awards

The following sections briefly describe the principal features of the various awards that may be granted under the Plan.

Incentive stock options.    Incentive stock options are intended to qualify as incentive stock options under Section 422 of the Code and will be granted pursuant to incentive stock option agreements. The plan administrator will determine the exercise price for an incentive stock option, which may not be less than 100% of the fair market value of the stock underlying the option determined on the date of grant. In addition, incentive stock options granted to participants who own, or are deemed to own, more than 10% of our voting stock, must have an exercise price not less than 110% of the fair market value of the stock underlying the option determined on the date of grant. No incentive option may be exercised on or after the tenth anniversary of the grant date (or after the fifth anniversary with respect to a participant who owns, or is deemed to own, more than 10% of our voting stock).

Nonstatutory stock options.    Nonstatutory stock options are not intended to qualify as incentive stock options under Section 422 of the Code and will be granted pursuant to nonstatutory stock option agreements. The plan administrator will determine the exercise price for a nonstatutory stock option.

Stock appreciation rights.    A stock appreciation right, or a SAR, entitles a participant to receive a payment equal in value to the difference between the fair market value of a share of stock on the date of exercise of the SAR over the grant price of the SAR. SARs may be granted in tandem with a stock option, such that the recipient has the opportunity to exercise either the stock option or the SAR, but not both. The exercise price (above which any appreciation is measured) will not be less than 50% of the fair market value of the common stock on the date of grant of the SAR or, in the case of a SAR granted in tandem with a stock option, the exercise price of the related stock option. In addition, SARS related to options which can only be exercised following a change of control may entitle the participant to receive an amount based upon the highest price paid or offered for stock in the change of control or paid during the 30 days prior to the change of control. The SAR may be settled in cash, in shares of our common stock, or a combination. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR will be determined by the administrator at the time of the grant of award and will be reflected in the award agreement.

Restricted stock and stock units.    A restricted stock award or restricted stock unit award is the grant of shares of our common stock either currently (in the case of restricted stock) or at a future date (in the case of restricted stock units) at a price determined by the administrator (including zero), that is nontransferable and is subject to substantial risk of forfeiture until specific conditions or goals are met. Conditions are typically based on continuing employment. During the period of restriction, participants holding shares of restricted stock shall, except as otherwise provided in an individual award agreement, have full voting and dividend rights with respect to such shares which dividends may be required to be deferred until the close of the applicable restriction period or reinvested in additional shares of restricted stock, as determined by the plan administrator. Participants holding restricted stock units may be entitled to receive payments equivalent to any dividends declared with respect to the common stock referenced in the grant of the restricted stock units, but only following the close of the applicable restriction period and then only if the underlying common stock has been earned. The restrictions will lapse in accordance with a schedule or other conditions determined by the administrator.

Performance units.    A performance unit award is a contingent right to receive a predetermined number of shares of our common stock if certain performance goals are met. The value of performance units will depend on the degree to which the specified performance goals are achieved. The administrator may, in its discretion, pay earned performance units in cash, or stock, or a combination of both. Furthermore, based on the level of performance, the number of shares issued upon achievement of specified levels of performance could be more than the number of performance units. At the discretion of the compensation committee, participants may be entitled to receive any dividends declared with respect to stock that has been earned in connection with the grants of performance units but not yet distributed to participants.

The compensation committee has discretion to select the length of any applicable restriction or performance period, the kind and/or level of the applicable performance goal, and whether the performance goal is to apply to us, one of our subsidiaries or any division or business unit, or to the recipient, provided, that any performance goals with respect to qualified performance-based awards be objective and otherwise meet the requirements of Section 162(m) of the Code. Generally, a recipient will be eligible to receive payment under a qualified performance-based award only if the applicable performance goal or goals are achieved within the applicable performance period, as determined by the compensation committee.

Stock grants.    A stock grant is an award of shares of common stock without restriction. Stock grants may only be made in limited circumstances, such as in lieu of other earned compensation or as inducement grants or achievement awards. Stock grants are made without any forfeiture conditions.

Qualified performance-based awards.    Qualified performance-based awards include performance criteria intended to satisfy Section 162(m) of the Code. As described above, Section 162(m) of the Code limits our federal income tax deduction for compensation to certain specified senior executives to $1.0 million dollars, but excludes from that limit “performance-based compensation”. Any form of award permitted under the Plan other than stock grants, may be granted as a qualified performance-based award, but in each case will be subject to satisfaction of performance goals or (in the case of stock options and stock appreciation rights intended to be qualified performance-based awards, which shall have an exercise price no less than 100% of the fair market value of stock underlying the option or stock appreciation right on the date of grant may become exercisable based on continued service, satisfaction of performance goals or other business objectives or a combination thereof). The performance criteria used to establish performance goals are limited to the following: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses and (xxv) customer service. Performance goals may apply to the Company, a subsidiary of the Company or any division or business unit or to the applicable individual. No adjustments to any qualified performance-based awards may be made if such adjustment would cause such award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

Other Stock Unit Award.    An other stock unit award is an award of stock or other award that is valued in whole or in part by reference to, or is otherwise based on, stock or other property. Such other stock unit awards may be granted either alone or in addition to any other award under the Plan. Other stock unit awards may be paid in stock, cash or any other form of property as the compensation committee shall determine. Other stock unit awards granted to employees subject only to continued employment conditions will have a vesting period of not less than three years. Other stock unit awards may be subject to restrictions on transfer as set forth in the Plan and the applicable award agreement.

Transferability

Awards granted under the Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the compensation committee may provide for the transferability of nonstatutory stock options at the time of grant or thereafter to certain family members.

Transactions

In the event of a transaction involving (i) any merger or consolidation of the Company, (ii) any sale or exchange of all of the common stock of the Company, (iii) any sale, transfer or other disposition of all or substantially all of the Company's assets, or (iv) any liquidation or dissolution of the Company, the compensation committee may, with respect to all or any outstanding stock options and SARs, (1) provide that such awards will be assumed, or substantially equivalent rights shall be provided in substitution therefore by the acquiring or succeeding entity, (2) provide that the recipient's unexercised awards will terminate immediately prior to the consummation of such transaction unless exercised within a specified period following written notice to the recipient, (3) provide that outstanding awards shall become exercisable in whole or in part prior to or upon the occurrence of the transaction, (4) provide for cash payments generally equal to the amount (if positive) of the spread on such awards based on the applicable acquisition price (with any awards whose exercise price is greater than such acquisition price being canceled without consideration), net of applicable tax withholdings, to be made to the recipients,

(5) provide that, in connection with a liquidation or dissolution of the Company, awards shall convert into the right to receive liquidation proceeds net of the exercise price of the awards and any applicable tax withholdings, or (6) any combination of the foregoing. With respect to outstanding awards other than stock options or SARs, upon the occurrence of a transaction other than a liquidation or dissolution of the Company that is not part of another form of transaction, the repurchase and other rights of the Company under each such award will transfer to the Company's successor. Upon the occurrence of a liquidation or dissolution of the Company that is not part of another form of transaction, all risks of forfeiture and performance goals applicable to such other awards will automatically be deemed terminated or satisfied, unless specifically provided to the contrary in the award agreement or other applicable agreement between the Company and the holder. Any determinations required to carry out any of the foregoing will be made by the compensation committee in its sole discretion.

Change of control

Subject to any contrary provisions in any applicable award agreement, upon the occurrence of a change of control:

•

all outstanding unvested awards and awards subject to a risk of forfeiture, other than awards conditioned on the achievement of performance goals, will immediately become vested in full and no longer be subject to any risk of forfeiture unless they are assumed or otherwise continued in a manner satisfactory to the compensation committee, or substantially equivalent rights are provided in substitution for such awards, in each case by the acquiring or succeeding entity or one of its affiliates; and

•

if a pro rata portion of the performance goals under awards conditioned on the achievement of performance goals or other business objectives has been achieved as of the effective date of the change of control, then such performance goals or other business objectives shall be deemed satisfied as of such change of control with respect to a pro rata portion of the number of shares subject to the original award. The pro rata portion of the performance goals or other business objectives and the number of shares subject to the original awards shall each be based on the length of time within the performance period which has elapsed prior to the change of control. The pro rata portion of any award deemed earned in this manner will be paid out within 30 days following the change of control. The remaining portion of such an award that is not eligible to be deemed earned as of the change of control will be deemed to have been satisfied, earned or forfeited as of the change of control in such amounts as the compensation committee shall determine in its sole discretion unless that remaining portion is assumed by the acquiring or succeeding entity or one of its affiliates, which will be deemed to occur if that remaining portion is subjected to (i) comparable performance goals based on the post-change of control business of the acquiror or succeeding entity or one of its affiliates, and (ii) a measurement period using a comparable period of time to the original award, each in a manner satisfactory to the compensation committee.

Under the Plan, a change of control is defined as the occurrence of any of the following: (1) a transaction, as described above, unless securities possessing more than 50% of the total combined voting power of the resulting entity or ultimate parent entity are held by one or more persons who held securities possessing more than 50% of the total combined voting power of the Company immediately prior to the transaction; (2) any person or group of persons, excluding the Company and certain other related entities, directly or indirectly acquires beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company, unless pursuant to a tender or exchange offer that the Company's board of directors recommends stockholders accept; (3) over a period of no more than 36 consecutive months there is a change in the composition of the Company's board such that a majority of the board members ceases to be composed of individuals who either (i) have been board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as board members during such period by at least a majority of the remaining board members who have been board members continuously since the beginning of that period; or (4) a majority of the board members vote in favor of a decision that a change of control has occurred.

Amendment and termination

Our board of directors may at any time amend any or all of the provisions of the Plan, or suspend or terminate it entirely, subject to stockholder approval of certain amendments as required by the plan or applicable law or stock exchange requirement. Unless otherwise required by law or specifically provided in the Plan, the rights of a participant under awards granted prior to any amendment, suspension or termination may not be adversely affected without the consent of the participant. The Plan expires in 2024.

Federal Income Tax Implications of the Plan

The federal income tax consequences arising with respect to awards granted under the Plan will depend on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances:

(i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture);

(ii) if an employee is granted a stock option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares acquired upon exercise of such option are held longer than the later of one year from the date of exercise and two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and the Company will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition;

(iii) As described above, for awards granted after a specified transition period, the Company will not be entitled to a tax deduction for compensation attributable to awards granted to certain employees, if and to the extent such compensation does not qualify as performance-based compensation under Section 162(m) of the Code, and such compensation, along with any other non-performance-based compensation paid to the applicable employee in the same calendar year, exceeds $1 million; and

(iv) an award may be taxable at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes “deferred compensation” under Internal Revenue Code Section 409A, and the requirements of Code Section 409A are not satisfied.

The Company may require the recipients of shares issued pursuant to awards granted under the Plan to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements.  To the extent permitted by law, the Company may deduct any such taxes from any payment of any kind otherwise due to a participant or to utilize any other withholding method prescribed by the compensation committee from time to time.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Plan, and is not intended as tax guidance to participants in the Plan, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

New Plan Benefits

Future benefits to executive officers and employees under the amended and restated Plan generally will be granted at the discretion of the compensation committee and are therefore not currently determinable. In addition, as described under “Director Compensation” above, beginning in fiscal 2017, we currently grant under the Plan shares of our common stock with a value of $50,000 to each of our Outside Directors in the month of May.

During fiscal 2016, restricted stock units and stock options were granted under the Plan to the named executive officers as set forth above under “Executive Officers—Summary Compensation Table”. In addition, in fiscal 2016, restricted stock units and stock options with an aggregate value of $3,342,345 were granted to employees of the Company and its subsidiaries (other than the named executive officers) under the Plan.

Vote Required

The approval of the amendment and restatement of the Plan will require the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE PLAN.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than ten percent of our common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock. Directors, executive officers, and ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms that we received during the year ended March 26, 2016, and written representations that no other reports were required, we believe that each person who at any time during such year was a director, officer, or beneficial owner of more than ten percent of our common stock complied with all Section 16(a) filing requirements during the year ended March 26, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the record date, June 27, 2016, by the following:

•each of our directors and named executive officers;

•all of our directors and executive officers as a group; and

•each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

For further information regarding material transactions between us and certain of our stockholders, see “Certain Relationships and Related Party Transactions.”

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of the record date, June 27, 2016. Shares issuable pursuant to options are deemed outstanding for computing the percentage of the person holding such options, but are not outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.

Our calculation of the percentage of beneficial ownership is based on 26,412,107 shares of common stock outstanding as of June 27, 2016.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Boot Barn Holdings, Inc., 15345 Barranca Pkwy., Irvine, California 92618.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned
Named Executive Officers and Directors:
Greg Bettinelli (1)	81,642	*
Brad J. Brutocao	-	-
Christian B. Johnson	-	-
Brenda I. Morris	3,125	*
J. Frederick Simmons	-	-
Peter Starrett (2)	432,156	1.6%
James G. Conroy (3)	254,926	1.0%
Gregory V. Hackman (4)	41,476	*
Laurie Grijalva (5)	101,229	*
All directors and executive officers as a group (9 persons)	914,554	3.4%

5% Stockholders:
Freeman Spogli & Co. (6)	13,435,387	50.9%
Frontier Capital Management Company, LLC (7)	2,092,084	7.9%
Goldman Sachs Asset Management (US) (8)	1,930,117	7.3%
PRIMECAP Management Company (9)	1,771,489	6.7%

*Less than 1% of the outstanding shares of common stock.

(1)The indicated shares consist of (i) 3,122 shares held of record and (ii) 78,520 shares subject to outstanding options which are exercisable within 60 days of June 27, 2016.

(2)The indicated shares consist of (i) 50,000 shares held of record, (ii) 135,486 shares held of record by the Starrett Family Trust, dated April 11, 1999, and (iii) 246,670 shares subject to outstanding options which are exercisable within 60 days of June 27, 2016.

(3)The indicated shares consist of (i) 975 shares held of record and (ii) 253,951 shares subject to outstanding options which are exercisable within 60 days of June 27, 2016.

(4)The indicated shares consist of (i) 20,174 shares held of record and (ii) 21,302 shares subject to outstanding options which are exercisable within 60 days of June 27, 2016.

(5)The indicated shares consist of (i) 241 shares held of record and (ii) 100,988 shares subject to outstanding options which are exercisable within 60 days of June 27, 2016.

(6)FS Equity Partners VI, L.P., or FSEP VI, is the holder of record of 12,928,790 of the indicated shares. FS Affiliates VI, L.P., or FS Affiliates, is the holder of record of 506,597 of the indicated shares. By virtue of being the general partner of FSEP VI, FS Capital Partners VI, LLC has sole voting and dispositive power of the 13,435,387 shares held by FSEP VI and FS Affiliates. By virtue of being the managing members of FS Capital Partners VI, LLC, Brad J. Brutocao, Bradford M. Freeman, Benjamin D. Geiger, Todd W. Halloran, Jon D. Ralph, John M. Roth, J. Frederick Simmons, Ronald P. Spogli and William M. Wardlaw may be deemed to have shared voting and dispositive power with respect to the shares of Common Stock held by FSEP VI and FS Affiliates. Messrs. Brutocao, Freeman, Geiger, Halloran, Ralph, Roth, Simmons, Spogli and Wardlaw have disclaimed beneficial ownership of the shares of Common Stock held by FSEP VI and FS Affiliates except to the extent of their pecuniary interest in the shares. The business address of FSEP VI and FS Capital Partners VI, LLC is c/o Freeman Spogli & Co., 11100 Santa Monica Boulevard, Suite 1900, Los Angeles, CA 90025.

(7) Frontier Capital Management Company, LLC is the holder of record of the indicated shares according to the Statement on Schedule 13F filed on May 4, 2016. The business address of Frontier Capital Management Company, LLC is 99 Summer Street, Boston, MA 02110.

(8) Goldman Sachs Asset Management is the holder of record of the indicated shares according to the Statement on Schedule 13F filed on May 13, 2016. The business address of Goldman Sachs Asset Management is 200 West Street, New York, NY 10282.

(9) PRIMECAP Management Company is the holder of record of the indicated shares according to the Statement on Schedule 13F filed on May 12, 2016. The business address of PRIMECAP Management Company is 225 South Lake Ave., #400, Pasadena, CA 91101.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements, we describe below transactions and series of similar transactions during our last three fiscal years to which we were a party or will be a party, in which:

•the amounts involved exceeded or will exceed $120,000; and

•any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this proxy statement.

The following persons and entities that participated in the transactions listed in this section were “related persons” (as defined below) at the time of the transaction:

Transactions involving John Grijalva

John Grijalva, the husband of Ms. Grijalva, works as an independent sales representative for Dan Post Boot Company, Sidran, Inc., Kenco Fashion Inc. and Outback Trading Company, LTD. We purchased merchandise from these suppliers in the aggregate approximate amounts of $17.7 million, $12.6 million, and $9.8 million in fiscal 2016, fiscal 2015 and fiscal 2014, respectively. Mr. Grijalva was paid commissions on these sales of approximately $1.3 million, $1.0 million, and $0.7 million, respectively, in these periods, a portion of which were passed on to other sales representatives working for Mr. Grijalva. These transactions are reviewed regularly by the audit committee.

Leases and Other Transactions

The Company has entered into a lease agreement for one of its stores for the fiscal years ended March 26, 2016, March 28, 2015 and March 29, 2014 at a location owned by one minority stockholder of the Company. The Company paid $0.2 million for this lease during each of the fiscal years ended March 26, 2016, March 28, 2015 and March 29, 2014, respectively. These lease payments are included in cost of goods sold in the consolidated statements of operations.

Related Party Loans

As of March 30, 2013, the Company had notes payable to the subordinated lenders who own common stock of the Company or its subsidiary, Boot Barn Holding Corporation. These notes were paid in full in May 2013.

Registration Rights Agreement

We are party to a registration rights agreement (the “Registration Rights Agreement”) with Freeman Spogli & Co. and certain other signatories thereto. The Registration Rights Agreement provides Freeman Spogli & Co. with the right to require us to register for resale shares of common stock. During fiscal 2015, a registered secondary offering by Freeman Spogli & Co. closed on March 3, 2015. The aggregate cost to the Company for this offering was $541,000. Freeman Spogli & Co. may exercise up to two remaining demand registration rights as long as it requests registration with respect to common stock with a fair market value of at least $20 million in each demand registration.

Indemnification

We have agreed to indemnify each of the stockholders party to the registration rights agreement against certain liabilities in connection with a demand or piggyback registration of shares of common stock, including under the Securities Act.

Indemnification of Directors and Officers

Our amended and restated bylaws provide that we will indemnify and advance expenses to our directors and executive officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”). In addition, our amended and restated certificate of incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty, except as otherwise prohibited under the DGCL.

We have entered into customary indemnification agreements with each of our directors and executive officers. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the DGCL. Our indemnification agreements also provide that we are required to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the indemnification agreements are not exclusive.

There is no pending litigation or proceeding involving any of our directors or executive officers to which indemnification is being sought, and we are not aware of any pending litigation that may result in claims for indemnification by any director or executive officer.

Review, Approval or Ratification of Transactions with Related Persons

Our board of directors adopted a written statement of policy, effective immediately prior to the completion of our initial public offering, for the evaluation of and the approval, disapproval and monitoring of transactions involving us and “related persons”. For the purposes of the policy, “related persons” will include our executive officers, vice presidents, directors and director nominees or their immediate family members, stockholders owning 5% or more of our outstanding common stock or any entity in which any of the foregoing persons is an employee, general partner, principal or holder of a 5% or more ownership interest.

Our related person transactions policy requires:

•that any transaction in which a related person has a material direct or indirect interest and which exceeds $120,000, which we refer to as a “related person transaction”, and any material amendment or modification to a related person transaction, be evaluated and approved or ratified by our audit committee or by the disinterested members of the audit committee, as applicable; and

•that any employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction must be approved by the compensation committee of our board of directors or recommended by the compensation committee to the board of directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

•management must disclose to the audit committee or the disinterested members of the audit committee, as applicable, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•management must disclose to the audit committee or the disinterested members of the audit committee, as applicable, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•management must advise the audit committee or the disinterested members of the audit committee, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness;

•management must advise the audit committee or the disinterested members of the audit committee, as applicable, as to whether the related person transaction will be required to be disclosed in our SEC filings (to the extent it is required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with SEC rules); and

•management must advise the audit committee or the disinterested members of the audit committee, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes‑Oxley Act.

In addition, the related person transactions policy provides that the audit committee, in connection with any approval or ratification of a related person transaction involving a non‑employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent”, “outside” or “non‑employee” director, as applicable, under the rules and regulations of the SEC, the NYSE and the Code. In approving or rejecting any related person transaction, the audit committee or the disinterested members of the audit committee, as applicable, is required to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Prior to the effectiveness of the related persons transaction policy described above, we did not have any formal written policy regarding related party transactions, but any related party transaction was brought to the attention of our board of directors.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a‑8 under the Exchange Act, any proposal that a stockholder of our Company wishes to have included in the proxy statement in connection with our 2017 Annual Meeting of Stockholders must be submitted to us no later than March 16, 2017.

In accordance with our current bylaws, stockholder proposals, including stockholder nominations for candidates for election as directors, that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending April 1, 2017 but not submitted for inclusion in the proxy statement for our 2017 Annual Meeting of Stockholders pursuant to Rule 14a‑8, must be received by us no earlier than April 26, 2017 and no later than May 26, 2017, unless we change the date of our 2017 annual meeting more than 30 days before or more than 70 days after August 24, 2017, in which case stockholder proposals must be received by us not later than the close of business on the 10th day following the day on which we first make a public announcement of the date of such meeting. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority. All stockholder proposals must include the specified information described in our bylaws and follow the procedures outlined in Rule 14a‑8 under the Exchange Act.

Proposals and other items of business should be directed to the attention of the Corporate Secretary at our principal executive offices, 15345 Barranca Pkwy., Irvine, California 92618.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

Dated: July 15, 2016

ANNEX A

BOOT BARN HOLDINGS, INC.
2014 EQUITY INCENTIVE PLAN
(Amended and Restated as of August 24, 2016)

BOOT BARN HOLDINGS, INC.

2014 EQUITY INCENTIVE PLAN
(Amended and Restated as of the Amendment Effective Date)

1.Purpose

This Plan is intended to encourage ownership of Stock by directors, officers, employees and consultants of the Company and its subsidiaries and other Affiliates, and to provide incentives to attract, retain and motivate them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.  The Plan was adopted by the Board on October 19, 2014 and is hereby amended and restated to increase the number of shares of Stock available for grant hereunder, effective as of the date this amended and restated Plan is approved by the Company’s stockholders, subject to such approval (such date, the “Amendment Effective Date”).

2.Definitions

As used in this Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1“Accelerate,” “Accelerated,” and “Acceleration,” means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Restricted Stock or Restricted Stock Units shall expire with respect to some or all of the shares of Restricted Stock or Restricted Stock Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of the Performance Units.

2.2“Affiliate” means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.3“Assumed” and “Assumption” have the meanings given such terms in Section 9.1(a).

2.4“Award” means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, Stock Grants or Other Stock Unit Award.

2.5“Award Agreement” means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

2.6“Board” means the Company’s Board of Directors.

2.7“Change of Control” means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a)a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b)any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time (the “Exchange Act”)) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c)over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

(d)a majority of the Board votes in favor of a decision that a Change of Control has occurred.

2.8“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9“Committee” means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence “Committee” shall mean the

Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.10“Company” means Boot Barn Holdings, Inc., a corporation organized under the laws of the State of Delaware.

2.11“Exchange Act” has the meaning set forth in Section 2.7(b).

2.12“Forfeiture,” “forfeit,” and derivations thereof, when used in respect of Restricted Stock purchased by a Participant, includes the Company’s repurchase of such Restricted Stock at less than its then Market Value as a means intended to effect a forfeiture of value.

2.13“Grant Date” means the date as of which an Option is granted, as determined under Section 7.1(a).

2.14“Incentive Option” means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15“Market Value” means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first following date for which a closing price is reported. For purposes of Awards effective as of the effective date of the Company’s initial public offering, Market Value of Stock shall be the price at which the Company’s Stock is offered to the public in its initial public offering.

2.16“Nonstatutory Option” means any Option that is not an Incentive Option. 2.17. “Option” means an option to purchase shares of Stock.

2.17“Optionee” means an eligible individual to whom an Option shall have been granted under the Plan. 2.19. “Other Stock Unit Award” has the definition set forth in Section 7.8(a).

2.18“Participant” means any holder of an outstanding Award under the Plan.

2.19“Performance Criteria” and “Performance Goals” have the meanings given such terms in Section 7.7(f).

2.20“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.

2.21“Performance Unit” means a right granted to a Participant under Section 7.5, to receive a predetermined number of shares of Stock, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2.22“Plan” means this Boot Barn Holdings, Inc. 2014 Equity Incentive Plan, as amended from time to time, and including any attachments or addenda hereto.

2.23“Qualified Performance-Based Awards” means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.24“Restricted Stock” means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.25“Restricted Stock Units” means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.26“Restriction Period” means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.27“Rights” has the meaning set forth in Section 8.4(b).

2.28“Risk of Forfeiture” means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29“Securities Act” has the meaning set forth in Section 10.2(b).

2.30“Stock” means the common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.31“Stock Appreciation Right” means a right to receive a payment equal in value to the difference between the Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right over the grant price of the Stock Appreciation Right.

2.32“Stock Grant” means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.33“Stockholders’ Agreement” means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.34“Substitute Awards” means Awards granted or Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company combines.

2.35“Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b) (6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

2.36“Transaction” has the meaning set forth in Section 8.4(a).

3.Term of the Plan

Unless the Plan is earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board and approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.Stock Subject to the Plan

4.1Plan Share Limitations.

(a)The aggregate number of shares of Stock that may be issued or transferred under the Plan shall be equal to the sum of the following: (i) 2,000,000 shares, plus (ii) the number of shares of Stock subject to outstanding Awards under the Plan on the Amendment Effective Date, plus (iii) the number of shares of Stock remaining available for issuance under the Plan but not subject to previously exercised, vested or paid Awards as of the Amendment Effective Date; provided that in no event shall the maximum aggregate numbers of shares that may be issued or transferred under the Plan exceed 3,600,000 shares.  In no event shall the number of shares available for issuance pursuant to Incentive Options exceed 1,450,000 shares of Stock. For purposes of applying the foregoing limitations, (a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited, the shares of Stock not purchased by the Optionee or which are forfeited shall again be available for Awards to be granted under the Plan, (b) if any Option is exercised by delivering previously owned shares of Stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of Stock issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan and (c) Shares of Stock delivered to or withheld by the Company to pay the withholding taxes related to an Award do not count as issued under the Plan and will be available for the grant of future Awards. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock.

(b)Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.2Per Person Limitations.

(a)In General. The maximum number of shares of Stock (or, in the case of Awards to be settled in cash, a share equivalent thereof based on the Market Value as of the date of grant) that may be subject to Options, Stock Appreciation Rights or other Awards, or any combination thereof, granted to any one Participant during any single calendar year shall be 500,000. The per Participant limits described in this subsection (b) shall be construed and applied in a manner consistent with Section 162(m) of the Code.

(b)Directors. The maximum number of shares of Stock that may be subject to Awards granted to any director in his or her capacity as such during any single calendar year shall be 10,000.

4.3Adjustment of Limitations. Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan, but in the case of the limitation of Section 4.2(a), only if and to the extent consistent with Section 162(m) of the Code.

5.Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, up to the maximum number set forth above, and in accordance with such other guidelines as the Committee shall specify by resolution at any time or from time to time. Any such delegation may not include the authority to grant Restricted Stock, unless either otherwise permitted by applicable corporate law or the delegate is a committee of the Board, including a committee consisting solely of an executive officer who is a Board member. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant thereto, including all Participants, beneficiaries, heirs, or assigns.

6.Authorization of Grants

6.1Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any member of the Board or any member of any board of directors (or similar governing authority) of any Affiliate, or any employee of, or consultant to, the Company, or any of its subsidiaries or other Affiliates. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. The selection of Participants is within the sole discretion of the Committee.

6.2General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including, if applicable, delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than thirty (30) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association; provided, that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant’s return from leave, if ever.

6.4Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.Specific Terms of Awards

7.1Options.

(a)Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement.

(b)Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section 7.1(b).

(c)Option Period. No Incentive Option may be exercised on or after the tenth (10th) anniversary of the Grant Date, or on or after the fifth (5th) anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section 7.1(c).

(d)Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

(i)by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii)by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the Company’s transfer agent’s direct registration system for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.

(f)Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2Stock Appreciation Rights.

(a)Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b)Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than fifty percent (50%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c)Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3Restricted Stock.

(a)Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)Issuance of Stock. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the Company’s transfer agent’s direct registration system. If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The shares evidenced by this certificate are subject to the terms and conditions of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Boot Barn Holdings, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.

If the Stock is in book-entry position through the Company’s transfer-agent’s direct registration system, the restrictions will be appropriately noted.

(c)Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred until the close of the Restriction Period (and then only if the underlying Stock is earned) and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

(f)Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered. The Restriction Period shall expire and lapse in accordance with a schedule or other conditions determined by the Plan administrator.

7.4Restricted Stock Units.

(a)Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at the close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5Performance Units.

(a)Character. Each Performance Unit shall entitle the recipient to a specified number of shares of Stock at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, are achieved. The value of each Performance Unit will depend on the degree to which the specified Performance Goals are achieved.

(b)Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved. Based on the level of performance, the number of shares of Stock issued upon achievement of specified levels of performance may be larger than the number of Performance Units.

(c)Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without restriction or forfeiture conditions of any kind.

7.7Qualified Performance-Based Awards.

(a)Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7  and the requirements of Section 162(m) of the Code applicable to “performance-based compensation.”

(b)Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee. If not all of the members thereof qualify as “outside directors” within the meaning of Section 162 of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any reference in this Section 7.7 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c)Discretion of Committee with Respect to Qualified Performance-Based Awards. Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award. Options and Stock Appreciation Rights may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 and 7.2, respectively, except that the exercise price of any Option or Stock Appreciation Right intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant, and may become exercisable based on continued service, on satisfaction of Performance Goals or other business objectives, or on a combination thereof. Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.7. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

(d)Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Performance Goals only if the applicable Performance Goal or Performance Goals are achieved within the applicable Performance Period, as determined by the Committee; provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a change of control (within the meaning of Section 162(m) of the Code) if otherwise provided in the Plan or the applicable Award Agreement even if the Award would not constitute “performance-based compensation” under Section 162(m) of the Code following the occurrence of such an event. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for a Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(e)Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

(f)Definitions. For purposes of the Plan:

(i)“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses and (xxv) customer service.

(ii)“Performance Goals” means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Performance Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during the Performance Period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period. The Performance Goals established by the Committee must meet the requirements of Section 162(m) of the Code.

7.8Other Stock Unit Awards.

(a)Stock and Administration. Other Awards of Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Stock or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards may be paid in Stock, cash or any other form of property, as the Committee shall determine. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient. Except for certain limited situations, Other Stock Unit Awards granted to employees subject solely to continued employment conditions shall have a vesting period of not less than three years.

(b)Terms and Conditions. Subject to the provisions of the Plan and any applicable Award Agreement, Awards and Stock subject to Awards made under this Section 7.8 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Stock is issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. Stock (including securities convertible into Stock) subject to Awards granted under this Section 7.8 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 7.8 shall be purchased for such consideration as the Committee shall determine in its sole discretion, which, except in the case of Substitute Awards, shall not be less than the Fair Market Value of such Stock or other securities as of the date such purchase right is awarded.

7.9Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be as comparable as practicable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4.

8.Adjustment Provisions

8.1Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the date immediately following the consummation of the initial public offering of the Company’s Stock. If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by Section 8.1, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, deems equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 8.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines, in its sole discretion, that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3Related Matters. Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

8.4Transactions.

(a)Definition of Transaction. In this Section 8.4,  “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

(b)Treatment of Options and Stock Appreciation Rights. In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options and Stock Appreciation Rights (collectively, “Rights”).

(i)Provide that such Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof).

(ii)Upon written notice to the holders, provide that the holders’ unexercised Rights will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.

(iii)Provide that outstanding Rights shall become exercisable in whole or in part prior to or upon the Transaction.

(iv)Provide for cash payments, net of applicable tax withholdings, to be made to holders in an amount (if positive) equal to (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) minus (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received.

(v)Provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(vi)Any combination of the foregoing.

For purposes of paragraph (1) above, a Right shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefore, if following consummation of the Transaction the Right confers the right to purchase or receive the value of, for each share of Stock subject to the Right immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of Right to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

(c)Treatment of Other Awards. As to outstanding Awards other than Options or Share Appreciation Rights, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award. Upon the occurrence of a Transaction involving a liquidation or dissolution of the Company which is not part of another form of Transaction, except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, all Risks of Forfeiture and Performance Goals or other business objectives, where otherwise applicable to any such Awards, shall automatically be deemed terminated or satisfied, as applicable.

(d)Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.Change of Control

(a)Upon the occurrence of a Change of Control all outstanding Awards, other than those addressed in (b) below, shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, or shall otherwise be continued in a manner satisfactory to the Committee, by the acquiring or succeeding entity (or an affiliate thereof) (collectively, “Assumed” or “Assumption”).

(b)Upon the occurrence of a Change of Control, if a pro rata portion of the Performance Goals under Awards conditioned on the achievement of Performance Goals or other business objectives, including the payouts attainable under outstanding Performance Units if applicable, has been achieved as of the effective date of the Change of Control, then such Performance Goals shall be deemed satisfied as of such Change of Control as to a pro rata portion of the number of shares subject to the original Award (in all cases giving effect to any multiplier or sliding scale to be applied pursuant to the terms of the original Award). The pro rata portion of such Performance Goals and such number of shares subject to the original Awards shall each be based on the length of time within the Restriction Period or Performance Period which has elapsed prior to the effective date of the Change of Control. The remaining portion of such Awards that is not eligible to be deemed satisfied in accordance with the preceding sentence shall be deemed to have been satisfied, earned or forfeited as of the Change of Control in such amounts as the Committee shall determine in its sole discretion unless that remaining portion is Assumed. Assumption shall be deemed to have occurred in respect of all Awards conditioned on the achievement of Performance Goals or other business objectives, including the payouts attainable under outstanding Performance Units if applicable, if such remaining portion of such shares is subjected to (i) comparable performance goals based on the post-Change of Control business of the acquiror or succeeding entity (or an affiliate thereof), and (ii) a measurement period using a comparable period of time to the original Award, each in a manner satisfactory to the Committee.

(c)To the extent an Award is required to be Assumed hereunder and is not Assumed or earned in a Change of Control as determined under the foregoing provisions:

(i)any and all Options and Stock Appreciation Rights not already exercisable in full which are not based on achievement of Performance Goals or other business objectives shall Accelerate with respect to 100% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;

(ii)any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which are not based on achievement of Performance Goals or other business objectives shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control;

(iii)the outstanding Awards conditioned on the achievement of Performance Goals or other business objectives, including the payouts attainable under outstanding Performance Units if applicable, shall be deemed to have been satisfied, earned, or forfeited as of the effective date of the Change of Control in such amounts as the Committee shall determine in its sole discretion; and

(iv)the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards shall lapse, and such Other Stock Unit Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(d)All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with (b) or (c) above within thirty (30) days following the effective date of the Change of Control.

(e)None of (a) through (c) above shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or (iii) as otherwise provided in Section 7.7, concerning Qualified Performance-Based Awards.

10.Settlement of Awards

10.1In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

(b)the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable State securities laws.

Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.

10.3Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any.

10.4Investment Representations. The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.6Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.4 in addition to any other applicable restrictions under the Plan, and the terms of the Award and under the Stockholders’ Agreement (if any) and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the Company’s transfer agent’s direct registration system, the restrictions will be appropriately noted.

10.7Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates, held in book-entry position through the Company’s transfer agent’s direct registration system, for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction; provided, however, if shares of Stock are withheld to satisfy a withholding requirement imposed by a country other than the United States, the amount withheld may exceed such minimum, provided that it is not in excess of the actual amount required to be withheld with respect to the Participant under applicable tax law or regulations.

10.8Company Charter and By-Laws; Other Company Policies. This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

11.Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the Company’s transfer agent’s direct registration system. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate or articles of incorporation and the by-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.No Guarantee of Tax Consequences

It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code, pertaining to non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent. However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.

16.Termination and Amendment of the Plan

16.1Termination or Amendment of the Plan. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time suspend or terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

16.2Termination or Amendment of Outstanding Awards; Assumptions. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:

(a)amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

(b)within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

(c)offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

16.3Limitations on Amendments, Etc.

(a)Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.

(b)No action by the Board or the Committee pursuant to this Section 16 shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification of such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation.

17.Notices and Other Communications

Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time. If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.Governing Law

The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

Boot Barn Holdings, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on August 23, 2016.
Vote by Internet
• Go to www.envisionreports.com/BOOT
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X	• Follow the instructions provided by the recorded message

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and FOR Proposal 3

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 – Greg Bettinelli	☐	☐	02 – Brad J. Brutocao	☐	☐	03 – James G. Conroy	☐	☐

04 – Christian B. Johnson	☐	☐	05 – Brenda I. Morris	☐	☐	06 – J. Frederick Simmons	☐	☐

07 – Peter Starrett	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification of Deloitte & Touche LLP as the independent auditor for the fiscal year ending April 1, 2017.	☐	☐	☐	3. Approval of the Amendment and Restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan.	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

7 1 D V	+

02DXZA

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – Boot Barn Holdings, Inc.

Notice of 2016 Annual Meeting of Shareholders

15345 Barranca Pkwy, Irvine, California 92618

Proxy Solicited by Board of Directors for Annual Meeting – August 24, 2016

James G. Conroy and Gregory V. Hackman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Boot Barn Holdings, Inc. to be held on August 24, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of directors, FOR Proposal 2 and FOR Proposal 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)